Filed pursuant to Rule 497
File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated March 13, 2015

to

Prospectus dated February 6, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated February 6, 2015, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 38 of the Prospectus before you decide to invest in shares of our common stock.

Prospectus Summary

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary—Recent Developments—BNP Facility” by replacing the first sentence thereof in its entirety with the following:

On March 11, 2015, Burholme Funding LLC, or Burholme Funding, our wholly-owned, special-purpose financing subsidiary, entered into an amendment to a committed facility arrangement, or the BNP facility, that it had originally entered into on October 17, 2014 with BNP Paribas Prime Brokerage, Inc., or BNP, to increase the maximum commitment financing available to Burholme Funding under the BNP facility to $200.0 million from $100.0 million.

Fees and Expenses

This supplement supplements and amends the section of the Prospectus entitled “Fees and Expenses—Stockholder Transaction Expenses” by replacing the first paragraph of footnote 6 to the table included therein in its entirety with the following:

On October 17, 2014, we entered into the BNP facility through a wholly-owned subsidiary. The BNP facility was amended on March 11, 2015 to increase the maximum commitment financing available under the BNP facility to $200.0 million from $100.0 million. The BNP facility carries an interest rate equal to three-month LIBOR plus 1.10% per annum.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments—BNP Facility” by replacing the first paragraph thereof in its entirety with the following (dollar amounts below are in thousands):

On October 17, 2014, Burholme Funding, our wholly-owned, special-purpose financing subsidiary, entered into the BNP facility with BNP. On March 11, 2015, Burholme Funding entered into an amendment to the BNP facility to increase the maximum commitment financing available to Burholme Funding under the BNP facility to $200,000 from $100,000.